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                                EXHIBIT 10.2.16


               Lease Agreement dated March 28, 1996 by and between
   Sunstone Hotel Investors, L.P., as lessor, and Sunstone Hotel Properties, Inc., as lessee, for the Courtyard by Marriott located in Riverside, California.


        The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 to the Company's Registration Statement
No. 33-84346 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


                                    Annual
Percentage Lease                     Base                Percentage Rent
  Description                        Rent                    Formula
- ----------------                   --------           ----------------------
Lease Agreement dated as of         426,000           30% of room revenue up
March 28, 1996 by and between                         to $1,429,000, plus 60%
Sunstone Hotel Investors, L.P.,                       of room revenue in excess
as lessor, and Sunstone Hotel                         of $1,429,000, plus 5%
Properties, Inc., as lessee,                          of food and beverage
for the Courtyard by Marriott                         revenue, plus 100% of
hotel located in Riverside,                           sublease and concession
California                                            revenue and other net
                                                      revenues